UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
              ----------------------------------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1933

                                  June 16, 2006
                Date of Report (Date of earliest event reported)
              ----------------------------------------------------

                         iWORLD PROJECTS & SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    814-00689
                              (Commission File No.)

                                     Nevada
                 (State or other jurisdiction of incorporation)

                                   88-0492267
                      (IRS Employer Identification Number)

                           P.O. Box 2115, Addison, TX
                        75001-2115 (Address of principal
                          executive offices) (ZIP Code)

                                1(214)236 - 8480
          (Telephone number, including area code of agent for service)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
     -------------------------------------------------------------

ITEM  8.01.  OTHER EVENTS

         On June 14, 2006 Robert Hipple, former CEO of the Company, advised the Company that he filed an Involuntary Bankruptcy petition against the Company in United States Bankruptcy Court for the Middle District of Florida under Chapter 7 of the Bankruptcy Code. In the filing, Mr. Hipple represents himself and iTrust Financial, Inc. of Cocoa, Florida, and claims the Company owes him $47,925.82 and iTrust Financial, Inc. $58,404.24 or an aggregate of $106,330.06. The Company disputes Mr. Hipple's claims and will seek to have this bankruptcy proceeding dismissed.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 16, 2006

                             iWORLD PROJECTS & SYSTEMS, INC.


                             By /s/ David Pells
                             -------------------------------------
                             David L. Pells, President, acting CEO